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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 17, 1999

                      ADVANCED LIGHTING TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

Ohio                            0-27202                               34-1803229
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
        of incorporation)                                    Identification No.)

     32000 Aurora Road, Solon, Ohio                                     44139
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  (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code       440 / 519-0500

                                 Not Applicable
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(Former name or former address, if changed since last report.)

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Item 4.     Changes in Registrant's Certifying Accountant.

(b)   New independent accountants

As of May 17, 1999, Advanced Lighting Technologies, Inc. (the "Registrant") engaged Grant Thornton LLP as its new independent accountants to act as the principal accountant to audit the Registrant's consolidated financial statements.

The Registrant's Audit Committee of the Board of Directors participated in and approved the engagement of Grant Thornton LLP.

During the two most recent fiscal years and through May 17, 1999, the Registrant has not consulted with Grant Thornton LLP regarding:

           (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and in no case was a written report provided to the Registrant nor was oral advice provided that was an important factor in reaching a decision by Advanced Lighting Technologies, Inc. as to an accounting, auditing or financial reporting issue; or

           (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ADVANCED LIGHTING TECHNOLOGIES, INC.



Date: May 24, 1999                          By:  /s/ Wayne R. Hellman
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                                                   Wayne R. Hellman
                                                   Chief Executive Officer